EXHIBIT 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is dated as of June 19, 2018, by and among LGI HOMES, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (together with its successors and assigns, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, Borrower, the lenders from time to time party thereto (the “Lenders”), and Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of May 25, 2018 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Requisite Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Requisite Lenders have agreed to such amendments, subject to the terms and conditions set forth below.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:
SECTION 1.Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2.Amendments to the Credit Agreement. The parties hereto hereby agree that:
(a)Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Revolving Commitment,” so that it reads, in its entirety, as follows:
“Revolving Commitment” means, as to each Lender, such Lender’s obligation to make Revolving Loans pursuant to Section 2.1, to issue (in the case of the Issuing Bank) and to participate (in the case of the other Lenders) in Letters of Credit pursuant to Section 2.4(i), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Lender in accordance with Section 2.17, as the same may be reduced from time to time pursuant to Section 2.13 or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.6 or increased as appropriate to reflect any increase effected in accordance with Section 2.17. The aggregate Revolving Commitment on the Effective Date is $750,000,000. Notwithstanding anything to the contrary contained in this Agreement, if the Borrower or any Subsidiary enters into any Senior Notes Indebtedness after the Effective

1

Date, the aggregate amount of the Revolving Commitments shall be automatically and permanently cancelled on the date such Senior Notes Indebtedness is incurred to the lesser of (i) $450,000,000 or (ii) an amount such that the reduced Revolving Commitments do not exceed the maximum amount of Indebtedness permitted to be incurred under such Senior Notes Indebtedness or Senior Notes Indenture entered into in connection therewith. Any such cancellation shall be allocated to each Lender’s Commitment ratably in accordance with its Pro Rata Share and Administrative Agent shall promptly provide to Lenders a new Schedule I to this Agreement reflecting the cancellation of the aggregate Commitment. On or about the date such Senior Notes Indebtedness is incurred, Borrower shall enter into a letter agreement with Administrative Agent acknowledging such cancellation of the aggregate Revolving Commitment and the updated Schedule I to this Agreement.
(b)The definition of “Trigger Event” in Section 1.1 of the Credit Agreement is hereby amended by amending clause (b) so that it reads, in its entirety, as follows:
(b)    If, at the end of any fiscal quarter, the Leverage Ratio is greater than or equal to (i) prior to the incurrence by the Borrower or any Subsidiary of any Senior Notes Indebtedness, fifty-seven and one-half percent (57.5%) or (ii) following the incurrence by the Borrower or any Subsidiary of any Senior Notes Indebtedness, sixty percent (60%).
(c)Section 10.1(b) of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:
(b)     Maintenance of Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be greater than (i) prior to the incurrence by the Borrower or any Subsidiary of any Senior Notes Indebtedness, sixty percent (60%) or (ii) following the incurrence by the Borrower or any Subsidiary of any Senior Notes Indebtedness, sixty four percent (64%) (such Leverage Ratio, in the case of either subclause (i) or (ii) above, as determined as of the last day of each fiscal quarter).
SECTION 3.Miscellaneous.
(a)Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and each of the Subsidiary Guarantors.
(b)Loan Document. For the avoidance of doubt, the Borrower, the Lenders party hereto and the Administrative Agent hereby acknowledge and agree that this Agreement is a Loan Document.
(c)No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above; and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from the Borrower to the Administrative Agent or any Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or

2

at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.
(d)Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition, as modified by this Agreement, set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).
(e)No Default. To induce the Administrative Agent and the Lenders party hereto to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any Subsidiary Guarantor arising out of or with respect to any of the Loans or other obligations of the Borrower or the Subsidiary Guarantor owed to the Administrative Agent and the Lenders party hereto under the Credit Agreement or any other Loan Document.
(f)Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.
(g)Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.
(h)Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(i)Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

3

(j)Further Assurances. The Borrower agrees to take, at Borrower’s sole cost and expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.
(k)Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
SECTION 4.Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:
(a)The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)     counterparts of this Agreement duly executed by the Borrower, the Requisite Lenders and the Administrative Agent;
(ii)    counterparts of the Consent, Reaffirmation, and Agreement of Subsidiary Guarantors attached hereto duly executed by each of the Subsidiary Guarantors; and
(iii)    legal opinion of counsel to the Borrower addressed to Administrative Agent and Lenders, and dated as of the date hereof in form and substance reasonably satisfactory to Administrative Agent to the effect that: (a) upon due authorization and execution, the Agreement shall be a legal, valid and binding instrument, enforceable against the Borrower, in accordance with its terms and (b) Borrower is duly formed and has all requisite authority to enter into the Agreement.
(b)the Borrower shall have paid to the Administrative Agent all fees and expenses incurred in connection with the preparation, negotiation and closing of this Agreement and the documents, instruments and agreements related thereto, if the same have been invoiced in reasonable detail delivered to the Borrower at least one Business Day before the earlier of (i) the satisfaction of the conditions in Section 4(a) above and (ii) the date this Agreement becomes effective.

[SIGNATURES ON FOLLOWING PAGES.]

4

IN WITNESS WHEREOF, each of the Borrower, the Administrative Agent, and the Lenders party hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

LGI HOMES, INC.,
a Delaware corporation

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Chief Executive Officer

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and
as a Lender

By:	/s/ Douglas K. Carman
Name:	Douglas K. Carman
Title:	Senior Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

FIFTH THIRD BANK

By:	/s/ Ted Smith
Name:	Ted Smith
Title:	Senior Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Alicia Schug
Name:	Alicia Schug
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

ACADEMY BANK, N.A.

By:	/s/ Jason Hilpipre
Name:	Jason Hilpipre
Title:	Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

FLAGSTAR BANK, FSB

By:	/s/ Drew C. Szilagyi
Name:	Drew C. Szilagyi
Title:	Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

COMPASS BANK

By:	/s/ Brock Tautenhahn
Name:	Brock Tautenhahn
Title:	Senior Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

CADENCE BANK, N.A.

By:	/s/ Evans N. Gunn
Name:	Evans N. Gunn
Title:	Senior Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

ZB, N.A. DBA AMEGY BANK

By:	/s/ Eric Wojner
Name:	Eric Wojner
Title:	Senior Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

TEXAS CAPITAL BANK, NATIONAL
ASSOCIATION

By:	/s/ Sabrina Chou
Name:	Sabrina Chou
Title:	Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION d/b/a
HOUSING CAPITAL COMPANY

By:	/s/ Brandi Hermis
Name:	Brandi Hermis
Title:	Senior Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

BANK OF TAIWAN, NEW YORK BRANCH

By:	/s/ Yue-Li Shih
Name:	Yue-Li Shih
Title:	Senior Vice President and General Manager

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

ASSOCIATED BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Andrew Roberts
Name:	Andrew Roberts
Title:	Vice President

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

SUNFLOWER BANK, N.A.

By:	/s/ Todd Wherry
Name:	Todd Wherry
Title:	Managing Director

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

BMO HARRIS BANK N.A.

By:	/s/ Michael M. Mattick
Name:	Michael M. Mattick
Title:	Authorized Officer

[Signature Page — First Amendment to 3rd A&R Credit Agreement]

CONSENT, REAFFIRMATION, AND AGREEMENT OF SUBSIDIARY GUARANTORS

Each of the undersigned (a) acknowledges receipt of the foregoing First Amendment to Third Amended and Restated Credit Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under that certain (i) Third Amended and Restated Subsidiary Guaranty dated as of May 25, 2018 (as heretofore amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), (ii) Third Amended and Restated Hazardous Materials Indemnity Agreement dated as of May 25, 2018 (as heretofore amended, restated or otherwise modified from time to time, the “Hazardous Materials Indemnity Agreement”), and (iii) each of the Loan Documents to which it is a party (together with the Subsidiary Guaranty and Hazardous Materials Indemnity Agreement, as heretofore amended, restated or otherwise modified from time to time, the “Guarantor Documents”), and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement.

This Consent, Reaffirmation, and Agreement of Subsidiary Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Consent. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent.

[CONTINUED ON FOLLOWING PAGE.]

Dated as of June 19, 2018

SUBSIDIARY GUARANTORS:

LGI HOMES-TEXAS, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES - E SAN ANTONIO, LLC
LGI HOMES - ARIZONA, LLC
LGI HOMES - FLORIDA, LLC
LGI HOMES - GEORGIA, LLC
LGI CROWLEY LAND PARTNERS, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES SERVICES, LLC
LGI HOMES AZ SALES, LLC
LGI HOMES - NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES - COLORADO, LLC
LGI HOMES - NC, LLC
LGI HOMES - SC, LLC
LGI HOMES - TENNESSEE, LLC
LGI HOMES - WASHINGTON, LLC
LGI HOMES - OREGON, LLC
LGI HOMES - ALABAMA, LLC
LGI HOMES - MINNESOTA, LLC
LGI HOMES - OKLAHOMA, LLC
LGI LIVING, LLC
LGI HOMES - CALIFORNIA, LLC
LGI HOMES - MARYLAND, LLC
LGI HOMES - VIRGINIA, LLC
LGI HOMES - WEST VIRGINIA, LLC
LGI HOMES - WISCONSIN, LLC
LGI LEASING, LLC

By:	LGI Homes Group, LLC,
its Manager

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signature Page — Consent and Reaffirmation of Subsidiary Guarantors]

LGI HOMES - NEVADA, LLC

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Authorized Signatory

RIVERCHASE ESTATES PARTNERS, LLC

By:	LGI Homes Group, LLC,
its Sole Member

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

LGI HOMES GROUP, LLC

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signature Page — Consent and Reaffirmation of Subsidiary Guarantors]